UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American
Warrants to purchase Class A common stock	AEON WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Secured Convertible Note Financing

On March 19, 2024, AEON Biopharma, Inc. (“AEON” or the “Company”) and AEON Biopharma Sub, Inc., a subsidiary of the Company (“AEON Sub”), entered into a subscription agreement (the “Subscription Agreement”) with Daewoong Pharmaceutical Co., LTD. (“Daewoong”) relating to the sale and issuance by the Company of senior secured convertible notes (each, a “Convertible Note” and together, the “Convertible Notes”) in the principal amount of up to $15.0 million, which are convertible into shares of the Company’s Class A common stock, par value $0.0001 (“Common Stock”), subject to certain conditions and limitations set forth in each Convertible Note. AEON Sub is guaranteeing the Company’s obligations under each Convertible Note (the “Guarantor”). The Company will use the net proceeds from each Convertible Note to support the late-stage clinical development of its lead product candidate ABP-450 and for general working capital purposes.

Subscription Agreement

Pursuant to the terms of the Subscription Agreement, no later than ten (10) days following March 19, 2024, the Company will issue and sell to Daewoong one Convertible Note in the principal amount of $5,000,000 (the “Initial Closing”). The Subscription Agreement further provides that the Company will issue and sell to Daewoong a second Convertible Note in the principal amount of $10,000,000 no later than thirty (30) days following the Company’s compliance with certain conditions set forth in the Subscription Agreement (the “Subsequent Closing”), including the Company’s execution of an amendment to that certain License and Supply Agreement, by and between the Company and Daewoong, dated December 20, 2019, as amended on July 29, 2022, January 8, 2023 and April 24, 2023 (the “Original License Agreement”).

The Subscription Agreement provides that, no later than ten (10) days following the Subsequent Closing, the Company will appoint one designee of Daewoong (who, for the avoidance of doubt, must be a member of Daewoong’s senior management team) to the Company’s board of directors (the “Board”) to serve as a Class III director (with a term scheduled to expire at the Company’s 2026 annual meeting of stockholders), subject to a customary due diligence process by the Company, including a review of a completed questionnaire and background check. Once appointed to the Board, the Daewoong Appointee will be entitled to all rights and privileges as any other member of the Board in accordance with the bylaws of the Company, except (a) as may be necessary to comply with applicable law and (b) that such Daewoong Appointee will not be entitled to any compensation for his or her service on the Board.

The Subscription Agreement also provides that the Company will include a proposal in the definitive proxy statement for its annual stockholder meeting for 2024 (the “2024 Annual Meeting”) soliciting approval by the Company’s stockholders of an affirmative vote for such meeting for approval of resolutions providing for the Company’s issuance of Common Stock that may be issued upon conversion of each Note (the “Underlying Common Stock”) in excess of the Conversion Cap (as defined in each Note) such that such Conversion Cap shall no longer apply in accordance with applicable law and the rules and regulations of NYSE American (the “Stockholder Approval”). If the Stockholder Approval is not obtained at the 2024 Annual Meeting, or if the Stockholder Approval obtained at the 2024 Annual Meeting is not sufficient to address the issuance by the Company of all Underlying Common Stock in excess of the Conversion Cap, then the Company shall again include a similar proposal for each subsequent annual stockholder meeting, or if requested by Daewoong, the Company shall call a special meeting of the stockholders to obtain Stockholder Approval to be held within ninety (90) days of such request and if the Stockholder Approval is not obtained at such special meeting, the Company shall again include a similar proposal for each subsequent annual stockholder meeting until Stockholder Approval is obtained that is sufficient to provide for the Company’s issuance of all Underlying Common Stock in excess of the Conversion Cap.

The Subscription Agreement also provides that, as promptly as reasonably practicable after the Initial Closing (but in any event within thirty (30) business days after the Initial Closing, the Company will file with the SEC a shelf Registration Statement on Form S-1 (or any short-form shelf registration statement available to the Company) (a “Shelf Registration Statement”), or shall amend an existing Shelf Registration Statement, to register the resale all of the shares of Common Stock issuable upon conversion of the Note Securities (as defined in each Note).

Convertible Notes

Each Convertible Note will contain customary events of default, will accrue interest at an annual rate of 15.79% and will have a maturity date that is three years from the funding date (the “Maturity Date”), unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date.

If, prior to the Maturity Date, the Company consummates a bona-fide third-party financing in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in each Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to the Company of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by the Company, on the closing date of such Qualified Financing, each Convertible Note will automatically convert in whole (the “Automatic Conversion”) (subject to any limitations under the rules and regulations of NYSE American), without any further action by Daewoong, into a number of shares equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the Common Stock sold in the Qualified Financing, provided that such per share price of Common Stock is at least $1.00 per share.

If, prior to the Maturity Date, the Company provides (i) written notice to Daewoong that it has publicly announced topline clinical data regarding its Phase 3 clinical study of ABP-450 for the treatment of chronic or episodic migraine, and such data indicates achievement of all primary endpoints or (ii) a written notice that the Company has consummated a Change of Control (as defined in each Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of each Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of Common Stock equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume-weighted average trading per share price of Common Stock over the five (5) trading days prior to the Company’s receipt of Daewoong’s written notice of exercise of the Optional Conversion, provided that such per share price of Common Stock is at least $1.00 per share.

If, as of the date of an Automatic Conversion or Optional Conversion, the Company has not obtained the Stockholder Approval, the Company may redeem any remaining portion of the Convertible Notes that cannot be converted into Common Stock for cash in an amount equal to 130% of such remaining portion of the Convertible Notes (or pay such amount upon maturity of the Convertible Notes).

Each Convertible Note will include a covenant that restricts the Company and the Guarantor’s ability to issue debt securities senior or pari passu to such Convertible Note without Daewoong’s prior written consent. Each Convertible Note will also include a covenant that restricts the Company and the Guarantor’s ability to issue debt securities junior to such Convertible Note except as expressly permitted under the Security Agreement (as defined below).

In connection with the Convertible Notes, the Company and the Guarantor will grant a first-priority security interest on substantially all of their respective assets, other than certain permitted liens described in each Convertible Note. Upon the occurrence and continuation of an event of default, Daewoong is entitled to, among other things, foreclose on the assets that are the subject of the security interest.

The Subscription Agreement contains customary registration rights, representations, warranties, covenants and indemnification obligations of the parties. The representations, warranties and covenants contained in the Subscription Agreement were made only for purposes of the Subscription Agreement and as of specific dates, were made solely for the benefit of the parties to such agreement and are subject to certain important limitations.

Security Agreement and Guaranty

The Convertible Notes are secured by a first priority security interest in substantially all of the Company’s assets and of the assets of the Guarantor, as evidenced by a security agreement (the “Security Agreement”) entered into on March 19, 2024, by and between the Company, AEON Sub and Daewoong, and a guarantee (the “Guaranty”) by AEON Sub of the obligations underlying the Subscription Agreement and each Convertible Note.

Amendment to License and Supply Agreement

On March 19, 2024, the Company entered into a Fourth Amendment to the License and Supply Agreement (the “License Agreement Amendment”) with Daewoong, which amends the Original License Agreement. Pursuant to the terms of the License Agreement Amendment, the Original License Agreement will terminate if, over any six month period, (a) the Company ceases to commercialize ABP-450 in certain territories specified in the Original License Agreement and (b) the Company ceases to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the Original License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know-How (as defined in the Original License Agreement) related to ABP-450 for a price of $1.00 (the “Termination Purchase Right”). The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its Common Stock, including Common Stock held by its affiliates and Common Stock that would be issued upon an Automatic Conversion or Optional Conversion described above under the caption Senior Secured Convertible Note Financing.

The foregoing descriptions of the Convertible Notes, the Subscription Agreement, the Security Agreement, the Guaranty and the License Agreement Amendment are qualified in their entirety by reference to the full text of the Form of Convertible Note, Subscription Agreement, Security Agreement, Guaranty and License Agreement Amendment, which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, which are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On March 18, 2024, the Company and ACM ARRT J LLC (“ACM”) entered into a termination agreement (the “ACM Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company (f/k/a Priveterra Acquisition Corp.), AEON Sub and ACM (the “ACM FPA”). The ACM Termination Agreement provides that (i) ACM will retain 3,100,000 previously issued shares of Common Stock held by ACM pursuant to the ACM FPA and its respective subscription agreement (the “ACM Retained Shares”) and (ii) the Company will be subject to up to $1,500,000 in liquidated damages if it fails to meet certain registration requirements for the ACM Retained Shares, subject to certain conditions set forth in the ACM Termination Agreement.

On March 18, 2024, the Company and Polar Multi-Strategy Fund (“Polar”) entered into a termination agreement (the “Polar Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company (f/k/a Priveterra Acquisition Corp.), AEON Sub and Polar (the “Polar FPA”). The Polar Termination Agreement provides that (i) Polar will retain 3,175,000 previously issued shares of Common Stock held by Polar pursuant to the Polar FPA and its respective subscription agreement (the “Polar Retained Shares”) and (ii) the Company will be subject to up to $1,500,000 in liquidated damages if it fails to meet certain registration requirements for the Polar Retained Shares, subject to certain conditions set forth in the Polar Termination Agreement.

The foregoing descriptions of the ACM Termination Agreement and the Polar Termination Agreement are qualified in their entirety by reference to the full text of the ACM Termination Agreement and the Polar Termination Agreement, which are attached to this Current Report as Exhibits 10.5 and 10.6, respectively, which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report under the caption “Senior Secured Convertible Note Financing” is incorporated into this Item 2.03 by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report under the caption “Senior Secured Convertible Note Financing” is incorporated into this Item 3.02 by reference in its entirety. The transactions contemplated by the Subscription Agreement were undertaken in reliance upon an exemption from the registration requirements of Section 4(a)(2) of the Securities Act. The securities issued or issuable pursuant to the Subscription Agreement may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. Any issuance of Common Stock upon conversion of a Convertible Note will be made pursuant to an exemption from registration under the Securities Act solely for the holder’s own account. The maximum number of shares of Common Stock issuable upon conversion of $15.0 million of Convertible Notes, assuming the maximum accrued interest prior to the Maturity Date and consummation of the Automatic Conversion or the Optional Conversion, will be 28,737,150 shares, subject to customary anti-dilution adjustments.

Item 7.01. Regulation FD Disclosure.

On March 19, 2024, the Company issued a press release announcing certain clinical updates, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information furnished under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or AEON’s future financial or operating performance. For example, statements regarding the closing of each installment of the Private Placement, AEON’s expected capital resources and liquidity needs and the anticipated timing of AEON’s clinical results are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "plan", "possible", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against AEON or others; (ii) AEON’s future capital requirements, including with respect to potential obligations pursuant to the forward purchase agreements; (iii) AEON’s ability to raise financing in the future; (iv) AEON’s ability to continue to meet continued stock exchange listing standards; (v) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors; and (vi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at www.sec.gov.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. AEON does not undertake any duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note, by and among AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc.
10.1	Subscription Agreement, dated March 19, 2024, by and between AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc.
10.2	Security Agreement, dated March 19, 2024, by and among AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc.
10.3	Guaranty, dated March 19, 2024, by and between Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc.
10.4	Fourth Amendment to License and Supply Agreement, dated March 19, 2024, by and between AEON Biopharma, Inc. and Daewoong Pharmaceutical Co., LTD.
10.5	Termination Agreement, dated March 18, 2024, by and between AEON Biopharma, Inc. and ACM ARRT J LLC.
10.6	Termination Agreement, dated March 18, 2024, by and between AEON Biopharma, Inc. and Polar Multi-Strategy Fund.
99.1	Press Release, dated March 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: March 19, 2024	By:	/s/ Marc Forth
Marc Forth
Chief Executive Officer